                                                                    Exhibit 99.1

                            Joint Filer Information

Name and Address of Joint Filer:             Valor Buyer LP

Address of Joint Filer:                      c/o Apax Partners US, LLC
                                             601 Lexington Avenue
                                             New York, NY 10022

Relationship of Joint Filer to Issuer:       member of 10% owner group

Issuer Name and Ticker or Trading Symbol:    VERINT SYSTEMS INC [ VRNT ]

Date of Event Requiring Statement
(Month/Day/Year):                            April 6, 2021

Designated Filer:                            Valor Buyer LP

Signature:

Valor Buyer LP
By: Valor GP LLC
Its: General Partner

By:     /s/ Jason Wright
        ----------------
Name:   Jason Wright
Title:  President

Dated: April 16, 2021

                            Joint Filer Information

                                  (continued)

Name and Address of Joint Filer:             Valor Buyer GP LLC

Address of Joint Filer:                      c/o Apax Partners US, LLC
                                             601 Lexington Avenue
                                             New York, NY 10022

Relationship of Joint Filer to Issuer:       member of 10% owner group

Issuer Name and Ticker or Trading Symbol:    VERINT SYSTEMS INC [ VRNT ]

Date of Event Requiring Statement
(Month/Day/Year):                            April 6, 2021

Designated Filer:                            Valor Buyer LP

Signature:

Valor Buyer GP LLC

By:     /s/ Jason Wright
        ----------------
Name:   Jason Wright
Title:  President

Dated: April 16, 2021

                            Joint Filer Information

                                  (continued)

Name and Address of Joint Filer:             Valor Topco Limited

Address of Joint Filer:                      P.O. Box 656, East Wing,
                                             Trafalgar Court
                                             Les Banques, St. Peter Port,
                                             Guernsey GY1 3PP

Relationship of Joint Filer to Issuer:       member of 10% owner group

Issuer Name and Ticker or Trading Symbol:    VERINT SYSTEMS INC [ VRNT ]

Date of Event Requiring Statement
(Month/Day/Year):                            April 6, 2021

Designated Filer:                            Valor Buyer LP

Signature:

Valor Topco Limited

By:     /s/ Gordon Purvis
        -----------------
Name:   Gordon Purvis
Title:  Director

Dated: April 16, 2021

                            Joint Filer Information

                                  (continued)

Name and Address of Joint Filer:             Apax X GP Co. Limited

Address of Joint Filer:                      Third Floor, Royal Bank Place,
                                             1 Glategny Esplanade,
                                             St. Peter Port, Guernsey, GY1 2HJ

Relationship of Joint Filer to Issuer:       member of 10% owner group

Issuer Name and Ticker or Trading Symbol:    VERINT SYSTEMS INC [ VRNT ]

Date of Event Requiring Statement
(Month/Day/Year):                            April 6, 2021

Designated Filer:                            Valor Buyer LP

Signature:

Apax X GP Co. Limited

By:     /s/ Andrew Guille
        -----------------
Name:   Andrew Guille
Title:  Director

By:     /s/ Victoria Merrien
        --------------------
Name:   Victoria Merrien
Title:  Company Secretary

Dated: April 16, 2021

                            Joint Filer Information

                                  (continued)

Name and Address of Joint Filer:             Apax X GP S.a r.l

Address of Joint Filer:                      1-3 Boulevard de la Foire,
                                             Luxembourg L-1528

Relationship of Joint Filer to Issuer:       member of 10% owner group

Issuer Name and Ticker or Trading Symbol:    VERINT SYSTEMS INC [ VRNT ]

Date of Event Requiring Statement
(Month/Day/Year):                            April 6, 2021

Designated Filer:                            Valor Buyer LP

Signature:

Apax X GP S.a r.l

By:     /s/ Geoffrey Limpach
        --------------------
Name:   Geoffrey Limpach
Title:  Managing Director

By:     /s/ Philippe Santin
        -------------------
Name:   Philippe Santin
Title:  Managing Director

Dated: April 16, 2021

                            Joint Filer Information

                                  (continued)

Name and Address of Joint Filer:             Apax Guernsey (Holdco) PCC Limited
                                             Apax X Cell

Address of Joint Filer:                      Third Floor, Royal Bank Place,
                                             1 Glategny Esplanade, St. Peter
                                             Port, Guernsey, GY1 2HJ

Relationship of Joint Filer to Issuer:       member of 10% owner group

Issuer Name and Ticker or Trading Symbol:    VERINT SYSTEMS INC [ VRNT ]

Date of Event Requiring Statement
(Month/Day/Year):                            April 6, 2021

Designated Filer:                            Valor Buyer LP

Signature:

Apax Guernsey (Holdco) PCC Limited
       acting
       in respect of its Apax X Cell

By:     /s/ Andrew Guille
        -----------------
Name:   Andrew Guille
Title:  Director

Dated: April 16, 2021